                                                                    EXHIBIT 99.4

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                                 (In thousands)

                                                                       Pro Forma
                                                     Historical (a)   Adjustments     Pro Forma
                                                     --------------   -----------     ---------
Total revenue.....................................      $519,754      $(100,544)(b)   $419,210
                                                        --------      ---------       --------

Operating costs and expenses:
   Cost of sales..................................       447,535        (84,708)(c)    362,827
   Selling, general and administrative expenses...        50,970        (14,287)(d)     36,683
   Environmental expense recoveries...............          (750)            --           (750)
   Restructuring charges, net.....................          (258)           258 (d)         --
                                                        --------      ---------       --------
   Total operating costs and expenses.............       497,497        (98,737)       398,760
                                                        --------      ---------       --------

   Operating income...............................        22,257         (1,807)        20,450

Other income (expense):
   Other income, net..............................         5,491             --          5,491
   Interest expense, net..........................        (9,993)           985 (e)     (9,008)
                                                        --------      ---------       --------

   Income before income tax provision, minority
      interest and discontinued operation.........        17,755           (822)        16,933
Income tax provision..............................         8,605           (631)(d)      7,974
                                                        --------      ---------       --------
   Income before minority interest and
      discontinued operation......................         9,150           (191)         8,959
Minority interest.................................           323           (316)(d)          7
                                                        --------      ---------       --------
   Income from continuing operations..............      $  9,473      $    (507)      $  8,966
                                                        ========      =========       ========

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(a)  Historical figures have been restated to reflect the disposition of GfE's prosthetics company in Morsdorf, Germany, on January 1, 2002.

(b)  Reflects the following:

Total revenue of GfE, MIR, FAG and ABF.............................   $(144,176)
Adjustment of intergroup activity between the above companies
   and the companies retained by Metallurg.........................      43,632
                                                                      ---------
                                                                      $(100,544)
                                                                      =========

(c)  Reflects the following:

Total cost of sales of GfE, MIR, FAG and ABF.......................   $(128,423)
Adjustment of intergroup activity between the above companies
   and the companies retained by Metallurg.........................      43,715
                                                                      ---------
                                                                      $ (84,708)
                                                                      =========

(d)  Reflects the activity of GfE, MIR, FAG and ABF.

(e)  Reflects the following:

Reversal of interest expense, net, of GfE, MIR, FAG and ABF........      $1,251
Reversal of Metallurg's interest income on loans to the above
   companies.......................................................        (871)
Metallurg's interest income on its restructured loan to GfE........         605
                                                                         ------
                                                                         $  985
                                                                         ======